UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): December 23, 2004

ARGON ST, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)322-0881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [   ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On December 23, 2004, ARGON ST, Inc. (the “Company”) sent a notice to its directors and Section 16 officers notifying them of a blackout period with respect to the ARGON ST, Inc. 401(k) Savings Plan. The blackout period is expected to begin January 24, 2005 and end February 25, 2005. The Company provided the notice to the directors and officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Notice of Blackout Period to Directors and Section 16 Officers of ARGON ST, Inc. dated December 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, INC.
December 23, 2004	By:	/s/ Donald F. Fultz
Donald F. Fultz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Blackout Period to Directors and Executive Officers of ARGON ST, Inc. dated December 23, 2004